Acquisition of Diversey Holdings, Inc. (Tables)	12 Months Ended
Dec. 31, 2013
Business Combinations [Abstract]
Supplemental Pro Forma of Financial Information

The following table presents unaudited supplemental pro forma financial information as if the acquisition of Diversey had occurred on January 1, 2011 for the period presented below. The pro forma results provided below have been revised to reflect the discontinued operations of the rigid medical packaging business and the Diversey Japan business as if those had occurred on January 1, 2011 for the period presented below. The impact of this revision was not material to the results included below.

2011
Net sales	$7,701.4

Operating profit	$578.4

Net earnings from continuing operations	$100.3

Weighted average number of common shares outstanding:
Basic	190.8

Diluted	209.2

Net earnings per common share:
Basic	$0.53

Diluted	$0.48